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                             AMERICAN  CENTURION  LIFE  ASSURANCE   COMPANY  ACL
                                  Variable   Annuity   Account  1  ACL  Variable
                                  Annuity Account 2

                                         POWER OF ATTORNEY


City of Albany

State of New York


Each of the undersigned, as a director and/or officer of American Centurion Life Assurance Company (ACL), sponsor of the unit investment trusts consisting of the ACL Variable Annuity Account 1 and ACL Variable Annuity Account 2 in connection with the filing of registration statements on Form N-4 under the Securities Act of 1933 and the Investment Company Act of 1940, hereby constitutes and appoints William A. Stoltzmann, Mary Ellyn Minenko, Sherilyn Beck, Colin Lancaster and Eric L. Marhoun or any one of them, as his/her attorney-in-fact and agent, to sign for him/her in his/her name, place and stead any and all filings, applications (including applications for exemptive relief), periodic reports, registration statements (with all exhibits and other documents required or desirable in connection therewith), other documents, and amendments thereto and to file such filings, applications periodic reports, registration statements, other documents, and amendments thereto with the Securities and Exchange Commission, and any necessary states, and grants to any or all of them the full power and authority to do and perform each and every act required or necessary in connection therewith.



/s/ Norma J. Arnold                                 March 24, 1997
-------------------------------------
    Norma J. Arnold
    Director


/s/ Robert C. Auriema                               March 24, 1997
-------------------------------------
    Robert C. Auriema
    Director


/s/ Douglas L. Forsberg                             March 10, 1997
-------------------------------------
    Douglas L. Forsberg
    Director


/s/ Clarence E. Galston                             March 24, 1997
-------------------------------------
    Clarence E. Galston
    Director


/s/ Jay C. Hatlestad                                March 11, 1997
-------------------------------------
    Jay C. Hatlestad
    Vice President and Controller



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PAGE 2

/s/ Robert A. Hatton                                March 24, 1997
-------------------------------------
    Robert A. Hatton
    Director


/s/ William J. Heron Jr.                            March 24, 1997
-------------------------------------
    William J. Heron Jr.
    Director


/s/ Richard W. Kling                                March 12, 1997
-------------------------------------
    Richard W. Kling
    Director


/s/ Ryan R. Larson                                  March 10, 1997
-------------------------------------
    Ryan R. Larson
    Vice President - Product
    Development
    Director


/s/ Herbert W. Marache Jr.                          March 24, 1997
-------------------------------------
    Herbert W. Marache Jr.
    Director


/s/ Kenneth W. Nelson                               March 25, 1997
-------------------------------------
    Kenneth W. Nelson
    Director


/s/ Stuart A. Sedlacek                              March 7, 1997
-------------------------------------
    Stuart A. Sedlacek
    Chairman and President
    Director


/s/ Anne L. Segal                                   March 24, 1997
-------------------------------------
    Anne L. Segal
    Director


/s/ Guerdon D. Smith                                March 25, 1997
-------------------------------------
    Guerdon D. Smith
    Director